UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2012

Unwired Planet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Seaport Boulevard Redwood City, California	94063
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code) (650) 480-8000

Openwave Systems Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 30, 2012, Unwired Planet, Inc., formerly Openwave Systems Inc. (“Unwired Planet”), completed the sale of its Mediation and Messaging product businesses and assets related thereto to Openwave Mobility, Inc., formerly OM 1, Inc., a company controlled by entities affiliated with Marlin Equity Partners (“Openwave Mobility”), pursuant to the Asset Purchase and Sale Agreement dated April 15, 2012 by and between Unwired Planet and Openwave Mobility (the “Asset Purchase and Sale Agreement”) as previously disclosed on the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 16, 2012 (the “Asset Sale”).

At the effective time of the Asset Sale, Unwired Planet sold its Mediation and Messaging product businesses and assets related thereto to Openwave Mobility and Openwave Mobility assumed certain liabilities and paid Unwired Planet approximately $49.6 million in cash, subject to certain adjustments thereto as provided in the Asset Purchase and Sale Agreement.

The foregoing description of the Asset Purchase and Sale Agreement is qualified in its entirety by reference to the full text of the Asset Purchase and Sale Agreement, attached as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 16, 2012 and incorporated herein by reference. A copy of the press release announcing the completion of the Asset Sale is filed with this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information.

Unwired Planet’s unaudited pro forma financial information required to be filed in connection with the disposition described in Item 2.01 above, which gives effect to the Asset Sale and Unwired Planet’s sale of its Location business in February 2012, is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. This unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or the financial position that would have been achieved had the sale been consummated as of the dates indicated or of the results that may be obtained in the future.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Unwired Planet, Inc. on May 1, 2012.
99.2	Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unwired Planet, Inc.

Dated: May 4, 2012	By:	/s/ Elizabeth K. Rushforth
	Name:	Elizabeth K. Rushforth
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Unwired Planet, Inc. on May 1, 2012.

99.2	Unaudited pro forma financial information.